Exhibit 4.3

Execution Version

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of October 25, 2023, by and among ODYSSEY THERAPEUTICS, INC., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement dated as of May 13, 2022, by and among the Company and such Existing Investors (the “Prior Agreement”); and

WHEREAS, the Existing Investors are holders of a majority of the Registrable Securities (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety as set forth herein and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain of the Investors are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith by and among the Company and such Investors (the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, the Existing Investors and the Company.

NOW, THEREFORE, the Company and the Existing Investors hereby agree that the Prior Agreement is hereby amended and restated in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, any venture capital fund or other investment fund now or hereafter existing which is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

1.2 “Alexandria” means Alexandria Venture Investments, LLC.

1.3 “Ascenta” means Ascenta Capital Management LLC and Ascenta Capital Project Argos SPV, L.P..

1.4 “Board” means the Board of Directors of the Company.

1.5 “Certificate of Incorporation” means the Company’s Sixth Amended and Restated Certificate of Incorporation, as such may be further amended or restated from time to time.

1.6 “Common Stock” means, collectively, shares of common stock of the Company, $0.0001 par value per share, and non-voting common stock of the Company, $0.0001 par value per share.

1.7 “Company Intellectual Property Employee” has the meaning set forth in the Purchase Agreement.

1.8 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in drug discovery, research and development with respect to those molecular targets being pursued by the Company and/or its Affiliates from time to time, but shall not include any financial investment firm, venture fund or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20%) of the outstanding equity of any entity that is deemed a Competitor under this definition and does not, nor do any of its Affiliates, have a right to designate any members of the Board of any entity that is deemed a Competitor under this definition. Notwithstanding the foregoing, neither OrbiMed, SR One, HBM, Montar Capital, LLC, VSUM XXIII Holdings Limited, WXR II Holdings Limited, General Catalyst, Ascenta, Alexandria, RMG, KB nor any of their respective Affiliates (excluding any operating subsidiaries) shall be deemed to be a Competitor.

1.9 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.10 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.11 “DPA” means Section 721 of the Defense Production Act, as amended, including all implementing regulations thereof.

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1.12 “DPA Triggering Rights” means (i) “control” (as defined in the DPA); (ii) access to any “material non-public technical information” (as defined in the DPA) in the possession of the Company; (iii) membership or observer rights on the Board of Directors or equivalent governing body of the Company or the right to nominate an individual to a position on the Board of Directors or equivalent governing body of the Company; (iv) any involvement, other than through the voting of shares, in substantive decision-making of the Company regarding (x) the use, development, acquisition or release of any Company “critical technology” (as defined in the DPA); (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

1.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.14 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.15 “FOIA Party” means a Person that, in the reasonable determination of the Board, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.16 “Foreign Person” means either (i) a Person or government that is a “foreign person” within the meaning of the DPA or (ii) a Person through whose investment a “foreign person” within the meaning of the DPA would obtain any DPA Triggering Rights.

1.17 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.18 “Form S-3 ” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.19 “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.20 “General Catalyst” means General Catalyst Group XI – Endurance, L.P.

1.21 “HBM” means HBM Healthcare Investments (Cayman) Ltd.

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1.22 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.23 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner or similar statutorily-recognized domestic partner sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.24 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.25 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.26 “KB” means KB Global Platform Fund 2.

1.27 “Key Employee” has the meaning set forth in the Purchase Agreement.

1.28 “Major Investor” means (a) any Investor that, individually or together with such Investor’s Affiliates, holds at least 4,600,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) and (b) Ascenta, for so long as Ascenta together with its Affiliates collectively hold at least 2,000,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.29 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.30 “OrbiMed” shall mean OrbiMed Private Investments VIII, LP.

1.31 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.32 “Preferred Directors” has the meaning set forth in the Certificate of Incorporation.

1.33 “Preferred Stock” means, collectively, shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

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1.34 “Pro Rata Portion” means (a) with respect to a Major Investor other than Ascenta, a fraction, the numerator of which is equal to the number of shares of Common Stock then held by such Major Investor (including the shares of Common Stock then issuable (directly or indirectly) upon conversion of the Preferred Stock and any other Derivative Securities then held by such Major Investor), and the denominator of which is equal to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other outstanding Derivative Securities) and (b) with respect to Ascenta, a fraction, the numerator of which is equal to 200% of the number of shares of Common Stock then held by Ascenta or its Affiliates (including the shares of Common Stock then issuable (directly or indirectly) upon conversion of the Preferred Stock and any other Derivative Securities then held by Ascenta or its Affiliates), and the denominator of which is equal to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other outstanding Derivative Securities).

1.35 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.36 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.37 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.38 “RMG” means RMG-KB BioAccess Fund L.P.

1.39 “SEC” means the Securities and Exchange Commission.

1.40 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.41 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.42 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.43 “Selling Expenses ” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

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1.44 “Series A Directors” has the meaning set forth in the Voting Agreement.

1.45 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

1.46 “Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.0001 per share.

1.47 “Series A-2 Preferred Stock” means shares of the Company’s Series A-2 Preferred Stock, par value $0.0001 per share.

1.48 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

1.49 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

1.50 “SR One” means SR One Capital Fund I Aggregator, LP, SR One Co-Invest IV, LLC, SR One Co-Invest IV-A, LLC and AMZL, LP .

1.51 “Voting Agreement” means the Second Amended and Restated Voting Agreement, by and among the Company, the Purchasers (as defined in the Purchase Agreement), and the other stockholders of the Company named as parties thereto, dated as of the date hereof, as the same may be amended from time to time.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Registrable Securities then outstanding with an anticipated aggregate offering price, net of Selling Expenses, of at least $10,000,000, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

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(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) in any of the following circumstances: (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) in any of the following circumstances: (A) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (B) if the Company has effected two (2) registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the

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registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

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(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

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2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to an additional one hundred twenty (120) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

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(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of

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such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies) and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would provide to such holder or prospective holder the right to include securities in any registration other than on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.10.

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2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 (x) shall apply only to the IPO, (y) shall not apply to (A) the sale of any shares to an underwriter pursuant to an underwriting agreement, or (B) the transfer of any shares to any Affiliate of the Holder or trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that such Affiliate or the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer to such Affiliate or trust shall not involve a disposition for value, and (z) shall be applicable to the Holders only if all officers and directors and all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. In addition, this Subsection 2.11 shall not apply to shares subscribed for or purchased by a Holder in the open market or in the IPO. The underwriters in connection with the IPO are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with IPO that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. In the event that the Company or the managing underwriter waives or terminates any of the restrictions contained in this Subsection 2.11 or in a lock-up agreement with respect to the securities of any Holder, officer, director or greater than one-percent stockholder of the Company (in any such case, the “Released Securities”), the restrictions contained in this Subsection 2.11 and in any lock-up agreements executed by the Holders shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder.

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2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144, in each case, to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer; provided that no such notice shall be required if the intended sale, pledge or transfer complies with SEC Rule 144. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory

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to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) The fifth (5th) anniversary of the IPO;

(b) the closing of a Deemed Liquidation Event (as such term is defined in the Certificate of Incorporation) in which the consideration received by the Investors in such Deemed Liquidation Event is in the form of cash and/or publicly traded securities, or if the Investors receive registration rights from the acquiring company or other successor to the Company reasonably comparable to those set forth in this Section 2; and

(c) such time after consummation of the IPO as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three (3) month period without registration and without volume limitations.

3. Information and Observer Rights.

3.1 Delivery of Financial Statements. Subject to Subsection 3.6, the Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements to be audited and certified by independent public accountants of nationally recognized standing selected by the Company;

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(b) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) upon the request of any Major Investor, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event within thirty (30) days before the end of each fiscal year, a budget for the next fiscal year approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(e) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide any information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement in a form acceptable to the Company, it being agreed that Section 3.5 hereof shall satisfy such requirement); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

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3.2 Inspection. Subject to Subsection 3.6, the Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company, it being agreed that Section 3.5 hereof shall satisfy such requirement) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Observer Rights. For so long as OrbiMed holds at least 1,439,475 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), the Company shall invite a representative of OrbiMed to attend all meetings of the Board and all meetings of the committees of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors or committee members, as applicable, at the same time and in the same manner as provided to its directors or committee members; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided, further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest. The Company agrees to reimburse the reasonable travel expenses incurred by such representative to attend such meetings.

3.4 Termination of Information and Observer Rights. The covenants set forth in Subsection 3.1, Subsection 3.2 and Subsection 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

3.5 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees

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to be bound by the provisions of this Subsection 3.5; (iii) to any existing Affiliate, limited partner, member, stockholder or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality and restrict the use of such information in accordance with the terms of this Subsection 3.5 (or terms substantially similar to this Subsection 3.5); (iv) to any prospective Affiliate, limited partner, member, stockholder or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and such Person agrees to maintain the confidentiality and restrict the use of such information in accordance with the terms of this Subsection 3.5 (or terms substantially similar to this Subsection 3.5) or (v) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

3.6 Limitation on Foreign Person Investors. Notwithstanding the covenants set forth in Subsection 3.1 and Subsection 3.2, the Company shall not provide any Investor that is a Foreign Person access to any “material non-public technical information” within the meaning of the DPA without the approval of the Board.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and Subsection 4.3, and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) is not a Competitor or a FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board and (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as a Major Investor under Subsections 3.1, 3.2 and 4.1 hereof).

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to such Major Investor’s Pro Rata Portion of such New Securities; provided, that, notwithstanding anything to the contrary set forth in this Agreement, in no event shall Ascenta be entitled to purchase (including as a result of the exercise

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of its over-allotment rights) more than fifty percent (50%) of the total number of New Securities specified in the Offer Notice. At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) shares of Common Stock issued in the IPO, or (iii) shares of Preferred Stock offered or sold to the Investors pursuant to the Purchase Agreement.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

4.3 Limitation on Foreign Person Investors. Notwithstanding the covenants set forth in Subsection 4.1, no Investor that is a Foreign Person shall be permitted to obtain greater than nine and nine-tenths percent (9.9%) of the outstanding voting shares of the Company without the approval of the Board.

5. Additional Covenants.

5.1 Insurance. The Company shall maintain, from financially sound and reputable insurers, Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board (including the Preferred Directors) until such time as the Board (including the Preferred Directors) determines that such insurance should be discontinued.

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5.2 Employee Agreements. Unless otherwise approved by the Board of Directors, the Company will cause (i) each Person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement; and (ii) each Key Employee and Company Intellectual Property Employee to enter into an agreement containing one (1) year noncompetition and nonsolicitation provisions to the extent permitted under applicable law, in each case, substantially in the form provided to the Investors prior to the date hereof; provided, that the Company may accept deviations from the form noncompetition provisions as proposed by employees or consultants from time to time to the extent reasonable under the circumstances without such approval of the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of at least one (1) of the Preferred Directors.

5.3 Employee Stock. Unless otherwise approved by the Board, including at least one (1) of the Preferred Directors, all employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock or other equity incentive awards after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months (provided, that, the foregoing vesting schedule shall apply only to the initial equity incentive award granted to an employee or consultants, and may be modified with respect to subsequent equity incentive awards granted to any such employee and consultant so long as such subsequent grant is approved by the Board), and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior approval of the Board, including at least one (1) of the Preferred Directors, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any restricted stock or option agreements with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3. In addition, unless otherwise approved by the Board (including at least one (1) of the Preferred Directors), the Company shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office (including at least one of the Series A Directors), the Board shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board and any committees thereof. The Company shall maintain a compensation committee of the Board and an audit committee of the Board. Each Series A Director shall be entitled in such person’s discretion to be a member of any Board committee and any committee of any board of directors (or other governing body) of any subsidiary of the Company.

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5.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

5.6 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of OrbiMed, SR One, HBM, Montar Capital, LLC, VSUM XXIII Holdings Limited, WXR II Holdings Limited, General Catalyst, Alexandria, Catalio Nexus Fund III, LP, RMG, KB and Ascenta (together with their respective Affiliates) (the “Professional Investment Organizations”) is a professional investment organization, and as such, reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). Nothing in this Agreement shall preclude or in any way restrict the Professional Investment Organizations from evaluating or purchasing securities, including publicly traded securities, of a particular enterprise, or investing or participating in any particular enterprise whether or not such enterprise has products or services that compete with those of the Company; and the Company hereby agrees that, to the extent permitted under applicable law, the Professional Investment Organizations shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by the Professional Investment Organizations in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of the Professional Investment Organizations to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement or otherwise in its capacity as a stockholder of the Company, including such information obtained by any director board observer appointed by such Investor, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.7 Anti-Harassment Policy. The Company will maintain in effect its current Board-approved Code of Conduct governing appropriate workplace behavior, which includes anti-harassment and discrimination provisions prohibiting discrimination and harassment at the Company.

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5.8 FCPA. The Company covenants that it shall not (and shall not permit any of its subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries and Affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries and Affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to facilitate the Company’s compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its commercially reasonable efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

5.9 Indemnification Matters. The Company hereby acknowledges that one or more of the directors nominated to serve on the Board of Directors by one or more Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary); (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors; and (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third-party beneficiaries of this Subsection 5.9 and shall have the right, power and authority to enforce the provisions of this Subsection 5.9 as though they were a party to this Agreement.

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5.10 CFIUS and Foreign Person Limitations.

(a) No Investor who is a Foreign Person shall be permitted to obtain any DPA Triggering Rights or a voting equity interest in the Company that exceeds nine and nine-tenths percent (9.9%) of the Company’s total voting securities pursuant to the Purchase Agreement, Section 4 of this Agreement, or otherwise, including by way of any secondary transaction(s), without the approval of the Board of Directors.

(b) Each Investor covenants that it will notify the Company in advance of permitting any Foreign Person affiliated with Investor, whether affiliated as a limited partner or otherwise, to obtain through Investor any DPA Triggering Rights.

5.11 Cybersecurity. The Company shall, within one hundred eighty (180) days following the Initial Closing (as defined in the Purchase Agreement), use commercially reasonable efforts to (a) restrict access (including through physical and/or technical controls) to the Company’s confidential business information and trade secrets and any information about identified or identifiable natural persons maintained by or on behalf of the Company (collectively, “Protected Data”) to those individuals who have a need to access it and (b) implement reasonable physical, technical and administrative safeguards (“Cybersecurity Solutions”) designed to protect the confidentiality, integrity and availability of its technology and systems (including servers, laptops, desktops, cloud, containers, virtual environments and data centers) and Protected Data or confirm that its existing practices satisfy the foregoing clauses (a) and (b). The Company shall use commercially reasonable efforts to ensure that the Cybersecurity Solutions (x) include industry-standard protections (e.g., antivirus, endpoint detection and response and threat hunting), and (y) include security event monitoring and documented processes that provide for Company personnel to notify the Company of any security incidents posing a risk to the Company’s information. The Company shall evaluate on a periodic basis whether such safeguards should be updated to maintain a level of security appropriate to the risk posed to Company systems and Protected Data. The Company shall use commercially reasonable efforts to implement appropriate security awareness and/or education for employees to promote the proper use and storage of Protected Data, including, as appropriate, periodic role-based training.

5.13 Termination of Covenants. The covenants set forth in this Section 5, except Subsection 5.5, 5.6 and 5.9, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 150,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Registrable Securities held by such Holder; provided, however, that (x) the Company is,

25

within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

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WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS (AS DEFINED IN THE PURCHASE AGREEMENT), THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.6. If notice is given to the Company, a copy shall also be sent to Covington & Burling LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, Attn: Joseph Gangitano, Esq. (jgangitano@cov.com). If notice is given to the Investors, a copy, which shall not constitute notice, shall also be given to each of Greenberg Traurig, P.A., 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301, Attention: Mathew B. Hoffman, hoffmanma@gtlaw.com and Cooley LLP, Attn: Ryan Sansom, 500 Boylston Street, 14th Floor, Boston, MA 02116 (email: rsansom@cooley.com). Notwithstanding any of the foregoing, with respect to HBM, only a nationally recognized courier service (such as FedEx or DHL) shall be used to effectuate the delivery of any notices pursuant to this Subsection 6.6, and such notice or other communication for purpose of this Agreement shall not be treated as effective or having been given if some other delivery method is utilized; provided, however, that if such notice is being sent internationally, it shall not be deemed defective if such courier does not deliver such notice on the next business day following deposit (provided that such notice shall be deemed delivered on the date of delivery by such courier service), and provided, further, that HBM may agree to receive notice in some other manner set forth in this Subsection 6.6 by written election; and a copy (which shall not constitute notice) shall also be sent to Sidley Austin LLP, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, Attention: Mehdi Khodadad.

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(b) Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.7 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that (a) the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); (b) any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; (c) if the amendment would cause a Major Investor to no longer qualify as a Major Investor or if the amendment that adversely and disproportionately affects a Major Investor in a manner different than all other Major Investors, then the amendment shall also require the consent of such Major Investor; (d) any amendment or waiver of Section 1.30, Section 3.3, Section 5.6, Section 5.9, Section 6.7(d) and the last sentence of the defined term “Competitor” shall require the consent of OrbiMed; (e) any amendment or waiver of Section 1.50, Section 5.6, Section 6.7(e) and the last sentence of the defined term “Competitor” shall require the consent of SR One, (f) any amendment or waiver of Section 1.20, Section 5.6, Section 6.7(f) and the last sentence of the defined term “Competitor” shall require the consent of General Catalyst, (g) any amendment or waiver of Section 1.3, Section 1.28(b), Section 1.34(b), Section 5.6, Section 6.7(g), and the last sentence of the defined term “Competitor” shall require the consent of Ascenta, (h) any amendment or waiver of Section 1.38, Section 5.6, Section 6.7(h), and the last sentence of the defined term “Competitor” shall require the consent of RMG, and (i) any amendment or waiver of Section 1.26, Section 5.6, Section 6.7(i), and the last sentence of the defined term “Competitor” shall require the consent of KB. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction; provided, however, that if, after giving effect to such waiver of Section 4 with respect to a particular transaction, any Investor purchases securities in such transaction or issuance (such Investor, a “Participating Investor”), such waiver of the provisions of Section 4 shall be deemed to apply to each Major Investor whose rights were waived or amended

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only if (i) with respect to any Major Investor other than Ascenta, such Major Investor has been provided the opportunity to purchase a proportional number of the New Securities being offered by the Company in such transaction based on the pro rata purchase right of such Major Investor set forth in Section 4, assuming a transaction size determined based upon the amount purchased by the Participating Investor that invested the largest percentage in such transaction and (ii) with respect to Ascenta, Ascenta has been provided the opportunity to purchase its full Pro Rata Portion of the New Securities being offered by the Company in such transaction (subject to the limitations set forth in Section 4.1(b)), in each case, it being agreed that such opportunity may be provided subsequent to the initial closing in which such Participating Investor(s) purchase(s) securities)). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 6.7 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

6.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Preferred Stock after the date hereof pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.11 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

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6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

Address:	51 Sleeper Street, Suite 800 Boston, MA 02210 Attn: Gary Glick [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ORBIMED PRIVATE INVESTMENTS VIII, LP

By: OrbiMed Capital GP VIII LLC, its
General Partner

By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Carl Gordon
Name:	Carl Gordon
Title:	Member

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CAPITAL FUND I AGGREGATOR, L.P.

By: SR One Capital Partners I, LP,
its General Partner

By: SR One Capital Management, LLC,
its General Partner

By:	/s/ Simeon J. George
Name:	Simeon J. George
Title:	Managing Member

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CO-INVEST IV, LLC

By: SR One Co-Invest IV Manager, LLC, its Managing Member

By: SR One Capital Management, LLC, its Managing Member

By:	/s/ Simeon J. George
Name:	Simeon J. George
Title:	Managing Member

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CO-INVEST IV-A, LLC

By: SR One Co-Invest IV Manager, LLC, its Managing Member

By: SR One Capital Management, LLC, its Managing Member

By:	/s/ Simeon J. George
Name:	Simeon J. George
Title:	Managing Member

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AMZL, LP

By: SR One Capital SMA Partners, LP, its General Partner

By: SR One Capital Management, LLC, its General Partner

By:	/s/ Simeon George
Name:	Simeon George
Title:	Managing Member

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ Jean-Marc LeSieur
Name:	Jean-Marc LeSieur
Title:	Managing Director

Email:	[***]

Address:
[***] [***] [***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

COLT THIRD ODYSSEY PARTNERS, LLC

By:	/s/ Darren Blanton
Name:	Darren Blanton
Title	Managing Partner

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

COLT ODYSSEY PARTNERS, LLC

By: Colt Ventures, LLC, its Manager

By: DBI Management, LLC, its Manager

By:	/s/ Darren Blanton
Name:	Darren Blanton
Title:	Authorized Representative

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BECKMANN CAPITAL GMBH

By:	/s/ Marco Beckmann
Name:	Marco Beckmann
Title:	Managing Director

Email:	[***]

Address:
[***] [***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MONTAR CAPITAL, LLC

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WXR II HOLDINGS LIMITED

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Authorized Signatory

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GNTR HOLDINGS LIMITED

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Authorized Signatory

Email:	[***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CATALIO NEXUS FUND III, LP

By: Catalio Nexus GP III, LLC Its: General Partner

By:	/s/ R. Jacob Vogelstein
Name:	R. Jacob Vogelstein
Title:	Manager and Member

Email:	[***]

Address:
[***]
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WOODLINE MASTER FUND LP

By:	/s/ Matthew Hooker
Name:	Matthew Hooker
Title:	Managing Member of Woodline Fund GP LLC, Its General Partner

Email:	[***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FORESITE CAPITAL FUND V, L.P.

By: Foresite Capital Management V, LLC
its: General Partner

By:	/s/ Dennis D. Ryan
Name:	Dennis D. Ryan
Title:	Chief Financial Officer

Email:	[***]

Address:
[***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FORESITE CAPITAL OPPORTUNITY FUND V, L.P.

By: Foresite Capital Opportunity Management V, LLC
its: General Partner

By:	/s/ Dennis D. Ryan
Name:	Dennis D. Ryan
Title:	Chief Financial Officer

Email:	[***]

Address:
[***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GENERAL CATALYST GROUP XI – ENDURANCE, L.P.

By: General Catalyst Partners XI - Endurance, L.P., its General Partner

By: General Catalyst Endurance GP XI, LLC, its General Partner

By:	/s/ Christopher McCain
Name: Christopher McCain
Title: Chief Legal Officer

Email: [***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GENERAL CATALYST GROUP XI – HEALTH ASSURANCE, L.P.

By: General Catalyst Partners XI - Health Assurance, L.P., its General Partner

By: General Catalyst Master GP XI, LLC, its General Partner

By:	/s/ Christopher McCain
Name: Christopher McCain
Title: Chief Legal Officer

Email: [***]

Address:
[***] [***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RACING BEACH VENTURES, LLC

By:	/s/ Jeffrey Leiden
Name: Jeffrey Leiden
Title: Chairman

Email: [***]

Address:
[***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ALEXANDRIA VENTURE INVESTMENTS, LLC

a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation, managing member

By:	/s/ Aaron Jacobson
Name: Aaron Jacobson
Title: SVP - Venture Counsel

Email:

Address:
[***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By:	/s/ William England
Name: William England
Title:	CEO of the Investment Manager

Email:	[***]

Address:
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HEALTHCARE INNOVATION INVESTMENT FUND LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	Manager

Email: [***]

Address:
[***]
[***]
[***] [***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Mt. Vernon Street Trust:
Fidelity Series Growth Company Fund

By:	/s/ Jim Wegmann
Name:	Jim Wegmann
Title:	Authorized Signatory

Address: [***]
[***]
[***]
[***]
[***]

Email:
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Mt. Vernon Street Trust:
Fidelity Growth Company Fund

By:	/s/ Jim Wegmann
Name:	Jim Wegmann
Title:	Authorized Signatory

Address: [***]
[***]
[***]

Email:
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Growth Company Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Jim Wegmann
Name: Jim Wegmann
Title:	Authorized Signatory

Address: [***]
[***]
[***] [***] [***]

Email:
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Mt. Vernon Street Trust:
Fidelity Growth Company K6 Fund

By:	/s/ Jim Wegmann
Name:	Jim Wegmann
Title:	Authorized Signatory

Address: [***]
[***]
[***]

Email:
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds - TD Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Email:

Address:
[***]
[***] [***]
[***]
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ASCENTA CAPITAL FUND I, L.P.

By: Ascenta Capital Fund I GP, L.L.C.
Its: General Partner

By:	/s/ Lorence Kim
Name:	Lorence Kim
Title:	Managing Member

Email:	[***]

Address:
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ASCENTA CAPITAL PROJECT ARGOS SPV, L.P.

By: Ascenta Capital Fund I GP, L.L.C., its managing member

By:	/s/ Lorence Kim
Name:	Lorence Kim
Title:	Managing Member

Email:	[***]

Address:
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Ab Magnitude Fund LP

By: Ab Magnitude Ventures Group LLC, its General Partner

By:	/s/ Yibing Shan
Name:	Yibing Shan
Title:	Managing Director

Email:	[***]

Address:
[***] [***]
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

KB Global Platform Fund 2

By: KB Investment Co., Ltd., its general partner

By:	/s/ Jong Pil Kim
Name:	Jong Pil Kim
Title:	Chief Executive Officer

Email:	[***]

Address:
[***] [***]
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RMG-KB BioAccess Fund L.P.

By: RMG-KB BP Management, Ltd., its general partner, on behalf of itself and the partnership

By:	/s/ Bruce Roberts
Name:	Bruce Roberts
Title:	Director

By:	/s/ Chanwoo Kuk
Name:	Chanwoo Kuk
Title:	Director

Email:	[***]
[***]

Address:
[***]
[***]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Eicke Latz
EICKE LATZ

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Luigi Franchi
LUIGI FRANCHI

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Anthony William Opipari, Jr
ANTHONY OPIPARI

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Josh Albert
JOSH ALBERT

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Marc Miller
MARC MILLER

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ KC Stone
KC STONE

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Gary D. Glick
GARY D. GLICK

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

Investors

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Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to the Second Amended and Restated Investors’ Rights Agreement, dated as of October 25, 2023, by and among Odyssey Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investors party thereto (the “Agreement”), is entered into as of November 22, 2024. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Company and certain of the other undersigned parties are entering into a Series C-1 Preferred Stock Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which such parties are purchasing shares of Series C-1 Preferred Stock of the Company, par value $0.0001 per share (the “Series C-1 Preferred Stock”);

WHEREAS, in connection with the execution of the Purchase Agreement and the sale of the Series C-1 Preferred Stock, (a) the undersigned Investors, constituting the Requisite Holders (as defined below), desire to amend certain provisions of the Agreement as set forth herein and (b) Activant Capital V, LP desires to become a party to the Agreement (as amended hereby); and

WHEREAS, Section 6.7 of the Agreement provides that the Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding (the “Requisite Holders”).

NOW, THEREFORE, in furtherance of the foregoing, the Company and the undersigned Investors hereby agree as follows:

1. Amendment to Section 1.33. Section 1.33 of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.33. “Preferred Stock” means, collectively, shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock, par value $0.0001 per share, of the Company.”

2. Amendment of Schedule A. Schedule A to the Agreement is hereby amended and restated in its entirety to read as set forth on Schedule A attached hereto.

3. Effect of this Amendment. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect, unless and until amended, restated, waived or terminated pursuant to the applicable terms thereof.

4. Entire Agreement. This Amendment and the Agreement (including any Schedules and Exhibits hereto and thereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

5. Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name: Gary D. Glick
Title: President and Chief Executive Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ORBIMED PRIVATE INVESTMENTS VIII, LP

By: OrbiMed Capital GP VIII LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Carl Gordon
Name: Carl Gordon
Title: Member

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CAPITAL FUND I AGGREGATOR, L.P.

By: SR One Capital Partners I, LP, its General Partner

By: SR One Capital Management, LLC, its General Partner

By:	/s/ Sasha Keough
Name: Sasha Keough
Title: General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CO-INVEST IV, LLC

By: SR One Co-Invest IV Manager, LLC, its Managing Member

By: SR One Capital Management, LLC, its Managing Member

By:	/s/ Sasha Keough
Name: Sasha Keough
Title: General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CO-INVEST IV-A, LLC

By: SR One Co-Invest IV Manager, LLC, its Managing Member

By: SR One Capital Management, LLC, its Managing Member

By:	/s/ Sasha Keough
Name: Sasha Keough
Title: General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SR ONE CO-INVEST IV, LLC

By: SR One Co-Invest IV Manager, LLC, its Managing Member

By: SR One Capital Management, LLC, its Managing Member

By:	/s/ Sasha Keough
Name: Sasha Keough
Title: General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AMZL, LP

By: SR One Capital SMA Partners, LP, its General Partner

By: SR One Capital Management, LLC, its General Partner

By:	/s/ Sasha Keough
Name: Sasha Keough
Title: General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ASCENTA CAPITAL FUND I, L.P.

By: Ascenta Capital Fund I GP, L.L.C. its General Partner

By:	/s/ Lorence Kim
Name: Lorence Kim
Title: Managing Member

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ASCENTA CAPITAL PROJECT ARGOS SPV, L.P.

By: Ascenta Capital Fund I GP, L.L.C., its Managing Member

By:	/s/ Lorence Kim
Name: Lorence Kim
Title: Managing Member

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FORESITE CAPITAL FUND V, L.P.

By: Foresite Capital Management V, LLC its General Partner

By:	/s/ Dennis D. Ryan
Name: Dennis D. Ryan
Title: Chief Financial Officer

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FORESITE CAPITAL OPPORTUNITY FUND V, L.P.

By: Foresite Capital Opportunity Management V, LLC

its General Partner

By:	/s/ Dennis D. Ryan
Name: Dennis D. Ryan
Title: Chief Financial Officer

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GENERAL CATALYST GROUP XI – ENDURANCE, L.P.

By: General Catalyst Partners XI - Endurance, L.P., its General Partner

By: General Catalyst Endurance GP XI, LLC, its General Partner

By:	/s/ Dan Riley
Name: Dan Riley
Title: Associate General Counsel

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GENERAL CATALYST GROUP XI – HEALTH ASSURANCE, L.P.

By: General Catalyst Partners XI — Health Assurance, L.P., its General Partner

By: General Catalyst Master GP XI, LLC, its General Partner

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Member

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ Jean-Marc LeSieur
Name: Jean-Marc LeSieur
Title: Managing Director

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

REGENERON VENTURES, L.P.

By: PSIM RV GP, LLC, its General Partner

By:	/s/ Michael Aberman
Name: Michael Aberman
Title: Managing Member

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By:	/s/ William England
Name: William England
Title: CEO of the Manager

Email: [***]

Address:
[***]
[***]
[***]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

COUNTERPART SIGNATURE PAGE TO THE

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, DATED OCTOBER 25, 2023,

BY AND AMONG ODYSSEY THERAPEUTICS, INC. AND THE INVESTORS PARTY THERETO, AS AMENDED (THE “IRA AGREEMENT”)

By the execution of this counterpart signature page, the undersigned shall become a party to, and hereby agrees to be bound by and subject to the terms of, the IRA Agreement as an Investor thereunder as of the date set forth below.

ACTIVANT CAPITAL V, LP

By: Activant Capital Advisors V, LP, its General Partner

By: Activant Capital Advisors V GP, LLC, its General Partner

By:	/s/ Steven Sarracino
Name: Steven Sarracino
Title: Member